Vanguard International Stock Index Funds
Vanguard Emerging Markets Stock Index Fund

Supplement to the Prospectus Dated February 26, 2010

In the More on the Funds section, the information regarding the Emerging Markets Stock Index Fund under “Security Selection” is restated as follows:

Emerging Markets Stock Index Fund. The Fund invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, which is made up of approximately 748 common stocks of companies located in 21 emerging markets of Europe, Asia, Africa, and Latin America. (The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.) Four countries—China, Brazil, Korea, and Taiwan—collectively represent a majority of the Index, with approximately 18%, 16%, 14%, and 11%, respectively, of the Index’s market capitalization as of May 26, 2010. The other 17 countries are Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Thailand, and Turkey. The Fund’s advisor employs a sampling technique, using its discretion—based on an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets—to determine whether or not to invest in particular securities.

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